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                                                                    Exhibit 23.1





As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Amendment No. 2 to Form S-4 filed on registration statement No. 333-18859.



                                                             ARTHUR ANDERSEN LLP


New York, New York
February 13, 1997